Exhibit 99.2

Genesis HealthCare A Leading National Provider of Post-Acute Services August 2015

Safe Harbor Statement Certain statements in this presentation regarding the expected benefits of the Skilled Healthcare transaction, future opportunities for the Company and any other statements regarding the Company’s future expectations, beliefs, goals, strategies or prospects contained in this presentation constitute “forward-looking statements” under Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may be preceded by, followed by or include the words “may,” “will,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “could,” “might,” or “continue” or the negative or other variations thereof or comparable terminology. A number of important factors could cause actual events or results to differ materially from those indicated by such forward-looking statements, including changes in the Company’s reimbursement rates; healthcare reform legislation; the impact of government investigations and legal actions against the Company’s centers and other factors described in the most recent Annual Report on Form 10-K of the Company and elsewhere in the Company’s filings with the Securities and Exchange Commission. You should not place undue reliance on any of these forward- looking statements. Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any such statement to reflect new information, or the occurrence of future events or changes in circumstances. References made in this presentation to "Genesis," "the Company," "we," "us" and "our" refer to Genesis HealthCare, Inc. and each of its wholly-owned companies. 1

Genesis’ Growth Strategy Financial Summary AGENDA Genesis HealthCare Overview

Genesis HealthCare 3 Genesis HealthCare is now one of the largest providers of post-acute care services in the nation. Recent key acquisitions: December 1, 2012, acquired Sun HealthCare February 2, 2015, acquired Skilled Healthcare Genesis Pre-Acquisition Addition of Sun Addition of Skilled Total # of total Employees ~50,000 ~28,000 ~15,000 ~100,000 # of States (SNF & ALF Business) 13 22 8 34 # of Centers (SNF & ALF Facilities) 229 181 96 506 Competitive Strengths 196 clinical specialty units. More than 350 Genesis physicians and nurse practitioners. Strong referral network with hospitals. Genesis also supplies contract rehabilitation services across 46 states.

Broad Combined Geographic Scale Pro Forma Inpatient Services Footprint Skilled Healthcare Facilities Genesis HealthCare Facilities Over 500 SNF and ALF facilities across 34 states Top 5 states by licensed beds: PA: 10.7% NJ: 9.1% MD: 7.8% CA: 7.3% MA: 7.1% ___________________________ Source: Company information, March 2015 4

195 Genesis Rehabilitation Services 12 16 7 8 6 13 33 46 142 6 4 2 19 37 69 111 90 90 69 13 25 16 46 15 45 28 28 103 14 9 57 8 DC 4 Hawaii 4 Expansive Service Contract Footprint 3 126 6 9 1 9 20 9 38 4 42 1 Hawaii 4 Genesis is the 2nd largest contract rehabilitation therapy provider in the U.S. 5 ___________________________ Note: Facility counts by state are for GRS Only, March 2015.

Genesis’ Growth Strategy Financial Summary AGENDA Genesis HealthCare Overview

Genesis Growth Strategy Develop specialized post-acute / long-term care services & buildings Grow through selective acquisitions and successful integration Leverage growth in rehab therapy segment including home-based services and China expansion Position for success in a post-healthcare reform environment 7

Specialized Services & Buildings Aggressive, highly personalized rehabilitation designed to get patients home sooner 5 Reconfigured 3 New build, state-of-the art facilities 3 Acquired Accelerate growth in higher margin, higher skilled services 11 operational PowerBack facilities across 5 states Additional facility set to open in 2016 100% Short-Stay / Post-Acute Facilities 8

Acquisition & Development Strategy Transformative Acquisitions Opportunities Pursue smaller, attractive M&A and development opportunities Small Scale Acquisitions 2013 - 2015 Development Projects Beds Type Facility State Opening Date 124 SNF PowerBack NJ January 2013 120 SNF Replacement MA February 2013 124 SNF PowerBack NJ December 2014 120 SNF Replacement MD December 2014 99 SNF PowerBack CO May 2015 130 SNF Replacement MD October 2015 124 SNF PowerBack NJ October 2015 9 Beds Type State Acquisition Date 108 PowerBack CO Mar-14 120 SNF NJ May-14 104 SNF DE Aug-14 125 SNF AL Sep-14 32 ALF AL Sep-14 68 SNF NH Nov-14 140 SNF TX Feb-15 90 PowerBack TX May-15 60 PowerBack TX May-15 Acquisition of 24 Revera facilities planned for end of year 2015 16 recent or planned smaller scale acquisitions / development projects $250 million of steady state total revenue $47 million of steady state EBITDAR Accretive Smaller Scale Opportunities Sun Healthcare – 2012 $1.9 Billion in Revenues Skilled Healthcare - 2015 $0.85 Billion in Revenues

Growth Strategies: Genesis Rehab Services 10 Organic net location growth – 100 per year On July 1, 2015, signed 91 new contract sites + 22 outpatients rehab sites; Genesis/Formation acquisition/development strategy Expand into new states post Skilled transaction Expansion of Outpatient Services Vitality @ Home National / regional Home Health collaboration Expansion to China

Post-Healthcare Reform Environment Managed Care Strategy Build upon strong relationships with national and regional managed care plans Reduces readmissions Improves quality outcomes Creates efficiency in the healthcare delivery system Capture additional patient referrals resulting from expanded coverage through healthcare reform Readmission Incentive programs 11

3 Centers 4/1/15 7/1/15 10/1/15 3/31/18 6/30/18 9/30/18 3-Year Demonstration Period Genesis Bundled Payment Participation $13MM Medicare Costs Under Management 10 Centers $35MM Medicare Costs Under Management 19 Centers $80MM Medicare Costs Under Management Participating in the Model 3 BPCI Initiative with 32 Centers: 38 of the available 48 Episode Families selected; 90-day episodes of care 12

Enhancing Skilled Mix through Focus on High Acuity Patients Specialty Care Units As of August 2015 # of Specialty Units Short-Term Specialties PowerBack Rehabilitation 11 Transitional Care Units 108 Progression Orthopedic Units 4 Long-Term Specialties Alzheimer’s Units 56 Ventilator Care Units 8 Dialysis Units 9 13 Transitional Care Units A rapid recovery option for patients requiring post-acute rehab and medical services due to illness, surgery or injury. Offers enhanced clinical services in a designated unit with higher licensed clinical staffing Homestead (Alzheimer’s) Offers a safe, secure, home-like environment with consistent staff to promote relationships and stable family atmosphere Progression Unit A short stay option for patients requiring orthopedic rehabilitation after hospital discharge, but before going home Ventilator Care Designed for patients who need short-term or continuous ventilator care or rehab Dialysis On-site services for patients requiring treatment for end-stage renal disease along with skilled care PowerBack Aggressive, highly personalized care plans designed to get patients home sooner

Genesis Physician Services (“GPS”) 14 Group practice specializing in sub-acute, skilled nursing & long-term care Dedicated Medical Directors & full-/ part-time Attending Physicians, NPs and PAs Clinical care partners for the entire Genesis care team 70% of facility admissions are seen by GPS providers (where a GPS presence exists) 525,000 patient visits annually Full & Part-Time Provider Growth 74 95 128 160 197 208 101 115 122 150 162 160 175 210 250 310 359 368 0 50 100 150 200 250 300 350 400 Sep-10 Sep-11 Sep-12 Sep-13 Sep-14 Jun-15 Nurse Practitioners Physicians

Genesis’ Growth Strategy Financial Summary AGENDA Genesis HealthCare Overview

Pro Forma Financial Summary – Six Months Ended June 30, 2015 Adjusted EBITDAR 16 13.6% Highlights: Strong pro forma margin expansion $15.5 M in expense reductions $4.0 M of Skilled Healthcare synergies realized Controllable expenses well managed Improved therapist efficiency in Q2 Looking Ahead: Expense reductions continue to ramp $30-$40 M annual reduction Skilled Healthcare combination synergies continue to ramp $13 M expected in 2015 Signed 91 new therapy contract sites and 22 outpatient rehab clinics effective July 1, 2015 Revera acquisition by year-end $361.7 M $383.3 M $350.0 $360.0 $370.0 $380.0 $390.0 Six Months Ended June 2014 Six Months Ended June 2015 In millions 6.0% 12.9%

2015 Guidance (As Included in Earnings Release Dated Aug. 6, 2015) 17 Adjusted EBITDAR Guidance Range Bridge ($ in millions) Low End High End 2014 Genesis & Skilled pro forma combined Adjusted EBITDAR $ 688.6 $ 688.6 Combination synergies expected to be realized in 2015 13.0 13.0 Impact of cost reduction initiatives 30.0 40.0 Incremental earnings from completed new builds / acquisitions 9.0 11.0 Organic growth - rehabilitation therapy segment 7.0 9.0 Organic growth - inpatient segment 7.4 8.4 2015 Genesis Healthcare, Inc. Guidance $ 755.0 $ 770.0 Mid-point of EBITDAR Guidance implies: 10.7% EBITDAR 25.4% EBITDA Growth vs. 2014 (in thousands, except EPS) Low End of Range High End of Range Net revenues 5,658,438 $ 5,738,438 $ Adjusted EBITDAR 755,050 770,037 Adjusted EBITDA 267,618 282,605 Earnings per share, diluted 0.34 $ 0.39 $ Guidance

Capital Strengthening Initiatives 18 Initiative Timing Impact HUD Refinancing $360 M Bridge Loan $400 M Add’l Capacity Requested Approval expected in 3Q 2015 Closing late 2015 / early 2016 $14 M annual pre-tax interest savings Attractive financing for future acquisitions Non-Core Asset Sales $27M sales completed $100 to $150M potential over 6-12 months Proceeds redeployed at accretive return or pay down 10% term debt REIT Transactions 21 facility acquisitions 12 facility divestitures Rent pre-payments 3 divestures & 1 acquisition complete yielding $6.0M reduced rent Remainder to close in stages – majority 2016 Annual pre-tax rent reduced $35 M Facility ownership increased from 15% to 23% (pro forma for Revera) Reducing fixed charges, increasing facility ownership and reducing cost of capital

Projected Value Creation of Known Transactions Purpose: To illustrate the estimated the accretive impact of all significant transactions that have closed or are expected to close through 2016. This schedule excludes routine organic growth. * - Proceeds of non-core asset sales, if any, estimated between $100 M to $150 M will be used to finance the equity component of the Revera Acquisition and the REIT Transactions. 19 $ in millions Mid-point 2015 Guidance Incremental Skilled Transaction Synergies Year over Year Impact of Recently Added Therapy Contracts Completed New Builds & Acquisitions HUD Refi Revera Acquisition REIT Transactions Non Core Asset Sales * $ % Revenue 5,758.4 $ 1.1 $ 35.0 $ 79.0 $ - $ 281.1 $ (46.8) $ (168.7) $ 180.7 $ 3.1% EBITDAR 762.5 11.2 3.8 17.5 - 34.3 (3.2) (15.8) 47.7 6.3% Cash Basis Rent 487.4 - 0.4 9.9 - 4.0 (31.0) (2.8) (19.5) EBITDA 275.1 11.2 3.4 7.6 - 30.3 27.8 (13.0) 67.3 24.5% Free Cash Flow 70.7 6.7 2.0 4.6 8.6 15.7 17.1 (7.8) 47.0 66.5% Net Debt 950.0 - - - - 175.0 175.0 - 350.0 Expected Timing Complete Complete Complete Expected before Jan 1, 2016 Expected before Jan 1, 2016 expected during 2015 and 2016 Expected by mid 2016 2016 Impact If All Transactions Were in Place January 1, 2016 Total Impact

Recent Successes and Opportunities Integration of Skilled Healthcare going well Strong EBITDA growth quarter-over-quarter Expanding real estate ownership Consolidated rent coverage improvement Positive capital structure momentum Favorable industry fundamentals 20

Appendix

Use of Non-GAAP Measures This presentation includes references to EBITDAR, Adjusted EBITDAR, EBITDA and Adjusted EBITDA, which are non-GAAP financial measures. For purposes of SEC Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position and cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable financial measure calculated and presented in accordance with GAAP in the statement of operations, balance sheet or statement of cash flows (or equivalent statements) of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable financial measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, Genesis has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures. We believe that the presentation of EBITDA, EBITDAR, Adjusted EBITDA and Adjusted EBITDAR provides consistency in our financial reporting and provides a basis for the comparison of results of core business operations between our current, past and future periods. EBITDA, EBITDAR, Adjusted EBITDA and Adjusted EBITDAR are primary indicators management uses for planning and forecasting in future periods, including trending and analyzing the core operating performance of our business from period-to-period without the effect of expenses, revenues and gains (losses) that are unrelated to the day-to-day performance of our consolidated and segmented business but are required to reported in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). We also use EBITDA, EBITDAR, Adjusted EBITDA and Adjusted EBITDAR to benchmark the performance of our consolidated and segmented business against expected results, analyzing year-over-year trends as described below and to compare our operating performance to that of our competitors. Management uses EBITDA, EBITDAR, Adjusted EBITDA and Adjusted EBITDAR to assess the performance of our core business operations, to prepare operating budgets and to measure our performance against those budgets on a consolidated and segment level. Segment management uses these metrics to measure performance on a business unit by business unit basis. We typically use Adjusted EBITDA and Adjusted EBITDAR for these purposes on a consolidated basis as the adjustments to EBITDA and EBITDAR are not generally allocable to any individual business unit and we typically use EBITDA and EBITDAR to compare the operating performance of each skilled nursing and assisted living facility, as well as to assess the performance of our operating segments. EBITDA, EBITDAR, Adjusted EBITDA and Adjusted EBITDAR are useful in this regard because they do not include such costs as interest expense (net of interest income), income taxes, depreciation and amortization expense, rent cost of revenue (in the case of EBITDAR and Adjusted EBITDAR) and special charges, which may vary from business unit to business unit and period-to-period depending upon various factors, including the method used to finance the business, the amount of debt that we have determined to incur, whether a facility is owned or leased, the date of acquisition of a facility or business, the original purchase price of a facility or business unit or the tax law of the state in which a business unit operates. These types of charges are dependent on factors unrelated to the underlying business unit performance. As a result, we believe that the use of adjusted net income per share, EBITDA, EBITDAR, Adjusted EBITDA and Adjusted EBITDAR provides a meaningful and consistent comparison of our underlying business units between periods by eliminating certain items required by U.S. GAAP which have little or no significance to their day-to-day operations. The use of EBITDA, EBITDAR, Adjusted EBITDA, Adjusted EBITDAR and other non-GAAP financial measures has certain limitations. Our presentation of EBITDA, EBITDAR, Adjusted EBITDA, Adjusted EBITDAR or other non-GAAP financial measures may be different from the presentation used by other companies and therefore comparability may be limited. Depreciation and amortization expense, interest expense, income taxes and other items have been and will be incurred and are not reflected in the presentation of EBITDA, EBITDAR, Adjusted EBITDA or Adjusted EBITDAR. Each of these items should also be considered in the overall evaluation of our results. Additionally, EBITDA, EBITDAR, Adjusted EBITDA, Adjusted EBITDAR do not consider capital expenditures and other investing activities and should not be considered as a measure of our liquidity. We compensate for these limitations by providing the relevant disclosure of our depreciation and amortization, interest and income taxes, capital expenditures and other items both in our reconciliations to the U.S. GAAP financial measures and in our consolidated financial statements, all of which should be considered when evaluating our performance. EBITDA, EBITDAR, Adjusted EBITDA, Adjusted EBITDAR and certain other non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with U.S. GAAP. EBITDA, EBITDAR, Adjusted EBITDA, Adjusted EBITDAR and other non-GAAP financial measures should not be considered as an alternative to net income, operating income, or any other operating performance measure prescribed by U.S. GAAP, nor should these measures be relied upon to the exclusion of U.S. GAAP financial measures. EBITDA, EBITDAR, Adjusted EBITDA, Adjusted EBITDAR and other non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our U.S. GAAP results and the reconciliations to the corresponding U.S. GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. You are strongly encouraged to review our financial information in its entirety and not to rely on any single financial measure.

Condensed Consolidated Statements of Operations 2015 2014 2015 2014 Net revenues 1,419,475 $ 1,200,651 $ 2,762,476 $ 2,387,195 $ Salaries, wages and benefits 820,926 717,215 1,611,659 1,438,477 Other operating expenses 348,236 269,603 660,797 533,149 General and administrative costs 44,983 35,980 86,516 71,844 Provision for losses on accounts receivable 22,113 17,080 45,509 35,596 Lease expense 38,959 32,909 75,378 65,708 Depreciation and amortization expense 53,605 48,930 113,538 96,430 Interest expense 126,385 109,900 247,698 218,650 Loss on extinguishment of debt - 181 3,234 680 Investment income (431) (436) (847) (1,379) Transaction costs 2,642 1,298 88,710 3,547 Other loss (income) 50 (667) (7,560) (667) Equity in net income of unconsolidated affiliates (360) (390) (513) (346) Loss before income tax benefit (37,633) (30,952) (161,643) (74,494) Income tax benefit (4,419) (96) (10,067) (2,850) Loss from continuing operations (33,214) (30,856) (151,576) (71,644) Loss from discontinued operations, net of taxes (1,722) (1,176) (1,610) (4,370) Net loss (34,936) (32,032) (153,186) (76,014) Less net loss (income) attributable to noncontrolling interests 15,750 (224) 21,434 (409) Net loss attributable to Genesis Healthcare, Inc. (19,186) $ (32,256) $ (131,752) $ (76,423) $ Loss per common share: Basic and diluted: Weighted average shares outstanding for basic and diluted loss from continuing operations per share 89,211 49,865 82,279 49,865 Basic and diluted net loss per common share: Loss from continuing operations attributable to Genesis Healthcare, Inc. (0.20) $ (0.63) $ (1.58) $ (1.44) $ Loss from discontinued operations (0.02) (0.02) (0.02) (0.09) Net loss attributable to Genesis Healthcare, Inc. (0.22) $ (0.65) $ (1.60) $ (1.53) $ CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA) Six months ended June 30, (UNAUDITED) GENESIS HEALTHCARE, INC. Three months ended June 30,

Condensed Consolidated Balance Sheets June 30, 2015 December 31, 2014 Assets: Current assets: Cash and equivalents 82,963 $ 87,548 $ Accounts receivable, net of allowances for doubtful accounts 753,563 605,830 Other current assets 142,302 202,808 Total current assets 978,828 896,186 Property and equipment, net of accumulated depreciation 3,995,294 3,493,250 Identifiable intangible assets, net of accumulated amortization 225,945 173,112 Goodwill 431,515 169,681 Other long-term assets 471,796 409,179 Total assets 6,103,378 $ 5,141,408 $ Liabilities and Stockholders' Deficit: Current liabilities: Accounts payable and accrued expenses 360,956 $ 320,339 $ Accrued compensation 226,745 192,838 Other current liabilities 162,661 147,405 Total current liabilities 750,362 660,582 Long-term debt 1,031,626 525,728 Capital lease obligations 1,044,208 1,002,762 Financing obligations 2,965,326 2,911,200 Other long-term liabilities 556,398 498,626 Stockholders' deficit (244,542) (457,490) Total liabilities and stockholders' deficit 6,103,378 $ 5,141,408 $ (IN THOUSANDS) (UNAUDITED)

Condensed Consolidated Statements of Cash Flows 2015 2014 Net cash (used in) provided by operating activities (7,729) $ 36,361 $ Net cash used in investing activities (28,867) (47,495) Net cash provided by financing activities 32,011 1,348 Net decrease in cash and equivalents (4,585) (9,786) Beginning of period 87,548 61,413 End of period 82,963 $ 51,627 $ (IN THOUSANDS) Six months ended June 30, (UNAUDITED) GENESIS HEALTHCARE, INC. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

Reconciliation of Net (Loss) Income to EBITDA, EBITDAR, Adj. EBITDA & Adj. EBITDAR

(UNAUDITED)
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	As reported	Adjustments				As adjusted
	Three months ended June 30, 2015	Conversion to cash basis leases (a)	Newly acquired or constructed businesses with start-up losses (b)	Other adjustments (c)	Total adjustments	Three months ended June 30, 2015
Net revenues	$ 1,419,475	$ -	$ (8,982)	$ (232)	$ (9,214)	$ 1,410,261
Salaries, wages and benefits	820,926	-	(5,447)	-	(5,447)	815,479
Other operating expenses	348,236	-	(4,183)	(11,220)	(15,403)	332,833
General and administrative costs	44,983	-	-	(2,079)	(2,079)	42,904
Provision for losses on accounts receivable	22,113	-	(251)	-	(251)	21,862
Lease expense	38,959	84,437	(1,979)	-	82,458	121,417
Depreciation and amortization expense	53,605	(34,197)	(199)	-	(34,396)	19,209
Interest expense	126,385	(103,980)	(8)	-	(103,988)	22,397
Other income	50	-	-	(50)	(50)	-
Investment income	(431)	-	-	-	-	(431)
Transaction costs	2,642	-	-	(2,642)	(2,642)	-
Equity in net income of unconsolidated affiliates	(360)	-	-	-	-	(360)
(Loss) income before income tax benefit	$ (37,633)	$ 53,740	$ 3,085	$ 15,759	$ 72,584	$ 34,951
Income tax (benefit) expense	(4,419)	12,474	716	3,658	16,848	12,429
(Loss) income from continuing operations	$ (33,214)	$ 41,266	$ 2,369	$ 12,101	$ 55,736	$ 22,522
Loss from discontinued operations, net of taxes	1,722	460	-	-	460	2,182
Net (loss) income attributable to noncontrolling interests	(15,750)	15,036	863	4,409	20,308	4,558
Net (loss) income attributable to Genesis Healthcare, Inc.	$ (19,186)	$ 25,770	$ 1,506	$ 7,692	$ 34,968	$ 15,782
Depreciation and amortization expense	53,605	(34,197)	(199)	-	(34,396)	19,209
Interest expense	126,385	(103,980)	(8)	-	(103,988)	22,397
Other income	50	-	-	(50)	(50)	-
Transaction costs	2,642	-	-	(2,642)	(2,642)	-
Income tax (benefit) expense	(4,419)	12,474	716	3,658	16,848	12,429
Loss from discontinued operations, net of taxes	1,722	460	-	-	460	2,182
Net (loss) income attributable to noncontrolling interests	(15,750)	15,036	863	4,409	20,308	4,558
EBITDA / Adjusted EBITDA	$ 145,049	$ (84,437)	$ 2,878	$ 13,067	$ (68,492)	$ 76,557
Lease expense	38,959	84,437	(1,979)	-	82,458	121,417
EBITDAR / Adjusted EBITDAR	$ 184,008	$ -	$ 899	$ 13,067	$ 13,966	$ 197,974
(Loss) income per common share:						
Diluted:						
Weighted average shares outstanding for diluted (loss) income from continuing operations per share (d)	89,211					153,671
Diluted net (loss) income from continuing operations per share (e)	$ (0.20)					$ 0.14

See (a), (b), (c), (d) and (e) footnote references contained herein.

Reconciliation of Net (Loss) Income to EBITDA, EBITDAR, Adj. EBITDA & Adj. EBITDAR

(UNAUDITED)
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	As reported	Adjustments				As adjusted	Non GAAP as adjusted	Pro forma adjusted
	Six months ended June 30, 2015	Conversion to cash basis leases (a)	Newly acquired or constructed businesses with start up losses (b)	Other adjustments (c)	Total adjustments	Six months ended June 30, 2015	Skilled Healthcare Group, Inc. one month ended January 31, 2015	Six months ended June 30, 2015
Net revenues	$ 2,762,476	$ -	$ (21,365)	$ 388	$ (20,977)	$ 2,741,499	$ 71,288	$ 2,812,787
Salaries, wages and benefits	1,611,659	-	(12,513)	-	(12,513)	1,599,146	43,926	1,643,072
Other operating expenses	660,797	-	(9,653)	(11,220)	(20,873)	639,924	19,946	659,870
General and administrative costs	86,516	-	-	(3,762)	(3,762)	82,754	-	82,754
Provision for losses on accounts receivable	45,509	-	(251)	-	(251)	45,258	-	45,258
Lease expense	75,378	168,345	(4,928)	-	163,417	238,795	1,766	240,561
Depreciation and amortization expense	113,538	(67,789)	(1,443)	-	(69,232)	44,306	1,998	46,304
Interest expense	247,698	(206,314)	(40)	-	(206,354)	41,344	2,521	43,865
Loss on extinguishment of debt	3,234	-	-	(3,234)	(3,234)	-	-	-
Other income	(7,560)	-	-	7,560	7,560	-	11	11
Investment income	(847)	-	-	-	-	(847)	-	(847)
Transaction costs	88,710	-	-	(88,710)	(88,710)	-	-	-
Equity in net income of unconsolidated affiliates	(513)	-	-	-	-	(513)	(146)	(659)
(Loss) income before income tax benefit	$ (161,643)	$ 105,758	$ 7,463	$ 99,754	$ 212,975	$ 51,332	$ 1,266	$ 52,598
Income tax (benefit) expense	(10,067)	24,548	1,732	23,155	49,435	39,368	494	39,862
(Loss) income from continuing operations	$ (151,576)	$ 81,210	$ 5,731	$ 76,599	$ 163,540	$ 11,964	$ 772	$ 12,736
Loss from discontinued operations, net of taxes	1,610	920	-	-	920	2,530	-	2,530
Net (loss) income attributable to noncontrolling interests	(21,434)	29,591	2,088	27,911	59,590	38,156	531	38,687
Net (loss) income attributable to Genesis Healthcare, Inc.	$ (131,752)	$ 50,699	$ 3,643	$ 48,688	$ 103,030	$ (28,722)	$ 241	$ (28,481)
Depreciation and amortization expense	113,538	(67,789)	(1,443)	-	(69,232)	44,306	1,998	46,304
Interest expense	247,698	(206,314)	(40)	-	(206,354)	41,344	2,521	43,865
Loss on extinguishment of debt	3,234	-	-	(3,234)	(3,234)	-	-	-
Other income	(7,560)	-	-	7,560	7,560	-	11	11
Transaction costs	88,710	-	-	(88,710)	(88,710)	-	-	-
Income tax (benefit) expense	(10,067)	24,548	1,732	23,155	49,435	39,368	494	39,862
Loss from discontinued operations, net of taxes	1,610	920	-	-	920	2,530	-	2,530
Net (loss) income attributable to noncontrolling interests	(21,434)	29,591	2,088	27,911	59,590	38,156	531	38,687
EBITDA / Adjusted EBITDA	$ 283,977	$ (168,345)	$ 5,980	$ 15,370	$ (146,995)	$ 136,982	$ 5,796	$ 142,778
Lease expense	75,378	168,345	(4,928)	-	163,417	238,795	1,766	240,561
EBITDAR / Adjusted EBITDAR	$ 359,355	$ -	$ 1,052	$ 15,370	$ 16,422	$ 375,777	$ 7,562	$ 383,339
(Loss) income per common share:								
Diluted:								
Weighted average shares outstanding for diluted (loss) income from continuing operations per share (d)	82,279							153,671
Diluted net (loss) income from continuing operations per share (e)	$ (1.58)							$ 0.21

See (a), (b), (c), (d) and (e) footnote references contained herein.

Reconciliation of Net (Loss) Income to EBITDA, EBITDAR, Adj. EBITDA & Adj. EBITDAR

(UNAUDITED)
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	As reported	Adjustments				As adjusted	Non-GAAP as adjusted	Pro forma adjusted
	Three months ended June 30, 2014	Conversion to cash basis leases (a)	Newly acquired or constructed businesses with start-up losses (b)	Other adjustments (c)	Total adjustments	Three months ended June 30, 2014	Skilled Healthcare Group, Inc. three months ended June 30, 2014	Three months ended June 30, 2014
Net revenues	$ 1,200,651	$ -	$ (4,294)	$ -	$ (4,294)	$ 1,196,357	$ 206,868	$ 1,403,225
Salaries, wages and benefits	717,215	-	(3,302)	94	(3,208)	714,007	128,515	842,522
Other operating expenses	269,603	-	(1,800)	(714)	(2,514)	267,089	44,052	311,141
General and administrative costs	35,980	-	-	-	-	35,980	6,656	42,636
Provision for losses on accounts receivable	17,080	-	-	-	-	17,080	3,664	20,744
Lease expense	32,909	80,317	(650)	-	79,667	112,576	4,922	117,498
Depreciation and amortization expense	48,930	(33,525)	(22)	-	(33,547)	15,383	6,034	21,417
Interest expense	109,900	(97,660)	-	-	(97,660)	12,240	7,643	19,883
Loss (gain) on extinguishment of debt	181	-	-	(181)	(181)	-	-	-
Other (income) loss	(667)	-	-	667	667	-	(123)	(123)
Investment income	(436)	-	-	-	-	(436)	-	(436)
Transaction costs	1,298	-	-	(1,298)	(1,298)	-	-	-
Equity in net income of unconsolidated affiliates	(390)	-	-	-	-	(390)	(92)	(482)
(Loss) income before income tax benefit	$ (30,952)	$ 50,868	$ 1,480	$ 1,432	$ 53,780	$ 22,828	$ 5,597	$ 28,425
Income tax (benefit) expense	(96)	3,215	94	91	3,400	3,304	2,447	5,751
(Loss) income from continuing operations	$ (30,856)	$ 47,653	$ 1,386	$ 1,341	$ 50,380	$ 19,524	$ 3,150	$ 22,674
Loss (income) from discontinued operations, net of taxes	1,176	(437)	-	-	(437)	739	-	739
Net loss attributable to noncontrolling interests	224	-	-	-	-	224	-	224
Net (loss) income attributable to Genesis Healthcare, Inc.	$ (32,256)	$ 48,090	$ 1,386	$ 1,341	$ 50,817	$ 18,561	$ 3,150	$ 21,711
Depreciation and amortization expense	48,930	(33,525)	(22)	-	(33,547)	15,383	6,034	21,417
Interest expense	109,900	(97,660)	-	-	(97,660)	12,240	7,643	19,883
Loss (gain) on extinguishment of debt	181	-	-	(181)	(181)	-	-	-
Other (income) loss	(667)	-	-	667	667	-	(123)	(123)
Transaction costs	1,298	-	-	(1,298)	(1,298)	-	-	-
Income tax (benefit) expense	(96)	3,215	94	91	3,400	3,304	2,447	5,751
Loss (income) from discontinued operations, net of taxes	1,176	(437)	-	-	(437)	739	-	739
Net income attributable to noncontrolling interests	224	-	-	-	-	224	-	224
EBITDA / Adjusted EBITDA	$ 128,690	$ (80,317)	$ 1,458	$ 620	$ (78,239)	$ 50,451	$ 19,151	$ 69,602
Lease expense	32,909	80,317	(650)	-	79,667	112,576	4,922	117,498
EBITDAR / Adjusted EBITDAR	$ 161,599	$ -	$ 808	$ 620	$ 1,428	$ 163,027	$ 24,073	$ 187,100
Loss per common share:								
Diluted:								
Weighted average shares outstanding for diluted (loss) income from continuing operations per share (d)	49,865							
Diluted net (loss) income from continuing operations per share (e)	$ (0.63)							Not calculated

See (a), (b), (c), (d) and (e) footnote references contained herein.

Reconciliation of Net (Loss) Income to EBITDA, EBITDAR, Adj. EBITDA & Adj. EBITDAR

(UNAUDITED)
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	As reported	Adjustments				As adjusted	Non-GAAP as adjusted	Pro forma adjusted
	Six months ended June 30, 2014	Conversion to cash basis leases (a)	Newly acquired or constructed businesses with start-up losses (b)	Other adjustments (c)	Total adjustments	Six months ended June 30, 2014	Skilled Healthcare Group, Inc. six months ended June 30, 2014	Six months ended June 30, 2014
Net revenues	$ 2,387,195	$ -	$ (7,178)	$ 1,166	$ (6,012)	$ 2,381,183	$ 414,303	$ 2,795,486
Salaries, wages and benefits	1,438,477	-	(5,044)	(1,706)	(6,750)	1,431,727	259,934	1,691,661
Other operating expenses	533,149	-	(3,052)	(833)	(3,885)	529,264	89,012	618,276
General and administrative costs	71,844	-	-	-	-	71,844	12,300	84,144
Provision for losses on accounts receivable	35,596	-	-	-	-	35,596	6,478	42,074
Lease expense	65,708	157,880	(1,085)	-	156,795	222,503	9,696	232,199
Depreciation and amortization expense	96,430	(65,393)	(73)	-	(65,466)	30,964	12,120	43,084
Interest expense	218,650	(193,068)	-	-	(193,068)	25,582	15,639	41,221
Loss (gain) on extinguishment of debt	680	-	-	(680)	(680)	-	-	-
Other (income) loss	(667)	-	-	667	667	-	(162)	(162)
Investment income	(1,379)	-	-	-	-	(1,379)	-	(1,379)
Transaction costs	3,547	-	-	(3,547)	(3,547)	-	-	-
Equity in net income of unconsolidated affiliates	(346)	-	-	-	-	(346)	(638)	(984)
(Loss) income before income tax benefit	$ (74,494)	$ 100,581	$ 2,076	$ 7,265	$ 109,922	$ 35,428	$ 9,924	$ 45,352
Income tax (benefit) expense	(2,850)	6,357	132	460	6,949	4,099	4,448	8,547
(Loss) income from continuing operations	$ (71,644)	$ 94,224	$ 1,944	$ 6,805	$ 102,973	$ 31,329	$ 5,476	$ 36,805
Loss (income) from discontinued operations, net of taxes	4,370	(1,964)	-	-	(1,964)	2,406	-	2,406
Net loss attributable to noncontrolling interests	409	-	-	-	-	409	-	409
Net (loss) income attributable to Genesis Healthcare, Inc.	$ (76,423)	$ 96,188	$ 1,944	$ 6,805	$ 104,937	$ 28,514	$ 5,476	$ 33,990
Depreciation and amortization expense	96,430	(65,393)	(73)	-	(65,466)	30,964	12,120	43,084
Interest expense	218,650	(193,068)	-	-	(193,068)	25,582	15,639	41,221
Loss (gain) on extinguishment of debt	680	-	-	(680)	(680)	-	-	-
Other (income) loss	(667)	-	-	667	667	-	(107)	(107)
Transaction costs	3,547	-	-	(3,547)	(3,547)	-	-	-
Income tax (benefit) expense	(2,850)	6,357	132	460	6,949	4,099	4,448	8,547
Loss (income) from discontinued operations, net of taxes	4,370	(1,964)	-	-	(1,964)	2,406	-	2,406
Net income attributable to noncontrolling interests	409	-	-	-	-	409	-	409
EBITDA / Adjusted EBITDA	$ 244,146	$ (157,880)	$ 2,003	$ 3,705	$ (152,172)	$ 91,974	$ 37,576	$ 129,550
Lease expense	65,708	157,880	(1,085)	-	156,795	222,503	9,696	232,199
EBITDAR / Adjusted EBITDAR	$ 309,854	$ -	$ 918	$ 3,705	$ 4,623	$ 314,477	$ 47,272	$ 361,749
Loss per common share:								
Diluted:								
Weighted average shares outstanding for diluted (loss) income from continuing operations per share (d)	49,865							
Diluted net (loss) income from continuing operations per share (e)	$ (1.44)							Not calculated

See (a), (b), (c), (d) and (e) footnote references contained herein.

Notes

(a) Our leases are classified as either operating leases, capital leases or financing obligations pursuant to applicable guidance under U.S. GAAP. We view the primary provisions and economics of these leases, regardless of their accounting treatment, as being nearly identical. Virtually all of our leases are structured with triple net terms, have fixed annual rent escalators and have long-term initial maturities with renewal options. Accordingly, in connection with our evaluation of the financial performance of the Company, we reclassify all of our leases to operating lease treatment and reflect lease expense on a cash basis. This approach allows us to better understand the relationship in each reporting period of our operating performance, as measured by EBITDAR and Adjusted EBITDAR, to the cash basis obligations to our landlords in that reporting period, regardless of the lease accounting treatment. This presentation and approach is also consistent with the financial reporting and covenant compliance requirements contained in all of our major lease and loan agreements. The following table summarizes the reclassification adjustments necessary to present all leases as operating leases on a cash basis.

	Three months ended June 30, 2015	Three months ended June 30, 2014	Six months ended June 30, 2015	Six months ended June 30, 2014
	(in thousands)			
Lease expense:				
Cash rent - capital leases	$ 22,923	$ 22,384	$ 45,848	$ 44,394
Cash rent - financing obligations	64,065	61,097	126,835	119,632
Non-cash - operating lease arrangements	(2,551)	(3,164)	(4,338)	(6,146)
Lease expense adjustments	$ 84,437	$ 80,317	$ 168,345	$ 157,880
Depreciation and amortization expense:				
Capital lease accounting	$ (9,296)	$ (9,281)	$ (18,075)	$ (18,280)
Financing obligation accounting	(24,901)	(24,244)	(49,714)	(47,113)
Depreciation and amortization expense adjustments	$ (34,197)	$ (33,525)	$ (67,789)	$ (65,393)
Interest expense:				
Capital lease accounting	$ (26,157)	$ (25,087)	$ (51,643)	$ (49,209)
Financing obligation accounting	(77,823)	(72,573)	(154,671)	(143,859)
Interest expense adjustments	$ (103,980)	$ (97,660)	$ (206,314)	$ (193,068)
Total pre-tax lease accounting adjustments	$ (53,740)	$ (50,868)	$ (105,758)	$ (100,581)

(b) The acquisition and construction of new businesses has become an important element of our growth strategy. Many of the businesses we acquire have a history of operating losses and continue to generate operating losses in the months that follow our acquisition. Newly constructed or developed businesses also generate losses while in their start-up phase. We view these losses as both temporary and an expected component of our long-term investment in the new venture. We adjust these losses when computing Adjusted EBITDAR and Adjusted EBITDA in order to better evaluate the performance of our core business. The activities of such businesses are adjusted when computing Adjusted EBITDAR and Adjusted EBITDA until such time as a new business generates positive Adjusted EBITDA. The operating performance of new businesses are no longer adjusted when computing Adjusted EBITDAR and Adjusted EBITDA beginning the period in which a new business generates positive Adjusted EBITDA and all periods thereafter. There were seven acquired or newly constructed businesses eliminated from our reported results when computing adjusted results for the three and six months ended June 30, 2015 and 2014, respectively. The results for the six months ended June 30, 2015 were also adjusted for losses incurred in our rehabilitation services start-up activities in China.

(c) Other adjustments represent costs or gains associated with transactions or events that we do not believe are reflective of our core recurring operating business. Other adjustments also include the effect of expensing non-cash stock-based compensation related to restricted stock units. The following items were realized in the periods presented.

Notes 2015 2014 2015 2014 Severance and restructuring (1) 720 $ (94) $ 2,379 $ 1,706 $ Regulatory defense and related costs (2) 1,317 714 1,961 1,500 New business development costs (3) - - - 499 Self insurance adjustment (4) 10,500 - 10,500 - Transaction costs (5) 2,642 1,298 88,710 3,547 Loss on early extinguishment of debt - 181 3,234 680 Other income (6) 50 (667) (7,560) (667) Stock based compensation (7) 530 - 530 - Tax benefit from total adjustments (3,658) (91) (23,155) (460) Total other adjustments 12,101 $ 1,341 $ 76,599 $ 6,805 $ (in thousands) Three months ended June 30, Six months ended June 30,

Skilled Healthcare: Reconciliation of Net (Loss) Income to EBITDA, EBITDAR, Adj. EBITDA & Adj. EBITDAR

(UNAUDITED)
(IN THOUSANDS)

	GAAP as reported One month ended January 31, 2015	Adjust	Non-GAAP as adjusted One month ended January 31, 2015	GAAP as reported Three months ended June 30, 2014	Adjust	Non-GAAP as adjusted Three months ended June 30, 2014	GAAP as reported Six months ended June 30, 2014	Adjust	Non-GAAP as adjusted Six months ended June 30, 2014
Net revenues	$ 71,288	$ -	$ 71,288	$ 206,979	$ (111)	$ 206,868	$ 414,279	$ 24	$ 414,303
Salaries, wages and benefits	44,842	(916)	43,926	128,819	(304)	128,515	260,246	(312)	259,934
Other operating expenses	17,486	(345)	17,141	51,990	(7,938)	44,052	97,967	(8,955)	89,012
General and administrative costs	1,516		1,516	7,287	(631)	6,656	13,371	(1,071)	12,300
Provision for losses on accounts receivable	1,289	-	1,289	3,720	(56)	3,664	6,625	(147)	6,478
Lease expense	1,766	-	1,766	4,922	-	4,922	9,696	-	9,696
Depreciation and amortization expense	1,998	-	1,998	6,034	-	6,034	12,120	-	12,120
Interest expense	2,521	-	2,521	7,643	-	7,643	15,639	-	15,639
Loss on extinguishment of debt	-	-	-	822	(822)	-	822	(822)	-
Impairment of long-lived assets	-	-	-	82	(82)	-	82	(82)	-
Other (income) loss	11	-	11	(123)	-	(123)	(162)	-	(162)
Transaction costs	4,638	(4,638)	-	-	-	-	-	-	-
Equity in net income of unconsolidated affiliates	(146)	-	(146)	(92)	-	(92)	(638)	-	(638)
Income tax (benefit) expense	(1,807)	2,301	494	(1,345)	3,792	2,447	(3)	4,451	4,448
Net (loss) income	$ (2,826)	$ 3,598	$ 772	$ (2,780)	$ 5,930	$ 3,150	$ (1,486)	$ 6,962	$ 5,476
Depreciation and amortization expense	1,998	-	1,998	6,034	-	6,034	12,120	-	12,120
Interest expense	2,521	-	2,521	7,643	-	7,643	15,639	-	15,639
Loss on extinguishment of debt	-	-	-	822	(822)	-	822	(822)	-
Impairment of long-lived assets	-	-	-	82	(82)	-	82	(82)	-
Other (income) loss	11	-	11	(123)		(123)	(107)	-	(107)
Transaction costs	4,638	(4,638)	-	-	-	-	-	-	-
Income tax (benefit) expense	(1,807)	2,301	494	(1,345)	3,792	2,447	(3)	4,451	4,448
EBITDA / Adjusted EBITDA	4,535	1,261	5,796	10,333	8,818	19,151	27,067	10,509	37,576
Lease expense	1,766	-	1,766	4,922	-	4,922	9,696	-	9,696
EBITDAR / Adjusted EBITDAR	$ 6,301	$ 1,261	$ 7,562	$ 15,255	$ 8,818	$ 24,073	$ 36,763	$ 10,509	$ 47,272

The following adjustments represent costs or gains associated with transactions or events that we do not believe are reflective of Skilled Healthcare Group's recurring operating business.

	One month ended January 31, 2015	Three months ended June 30, 2014	Six months ended June 30, 2014
Severance and restructuring	$ 1,220	$ 631	$ 1,071
Regulatory defense and related costs	41	-	-
Exist costs of divested facilities	-	(27)	340
Professional fees related to non-routine matters	-	7,205	7,519
Losses at skilled nursing facility not at full operation	-	133	133
Loss on extinguishment of debt	-	822	822
Non-cash stock compensation	371	876	1,446
Impairment of long-lived assets	-	82	82
Transaction costs	4,267	-	-
Tax benefit of total adjustments	(2,301)	(3,792)	(4,451)
Total adjustments	$ 3,598	$ 5,930	$ 6,962

2015 Guidance – Low End of Range

Reconciliation of Net (Loss) Income to EBITDA, EBITDAR, Adj. EBITDA & Adj. EBITDAR

(IN THOUSANDS, EXCEPT EPS)

	Twelve months ended December 31, 2015	Adjustments: Conversion to cash basis leases (a)	Adjustments: Newly acquired or constructed businesses with start-up losses (b)	Adjustments: Other adjustments (c)	As adjusted: Twelve months ended December 31, 2015
Net revenues	$ 5,684,197	$ -	$ (25,759)	$ -	$ 5,658,438
Salaries, wages and benefits	3,506,752	-	(16,175)	-	3,490,577
Other operating expenses	1,427,595	-	(11,734)	-	1,415,861
Lease expense	157,874	334,941	(5,383)	-	487,432
Depreciation and amortization expense	234,511	(137,324)	(2,675)	-	94,512
Interest expense	507,203	(421,251)	-	-	85,952
Investment income	(2,000)	-	-	-	(2,000)
Transaction costs	88,989	-	-	(88,989)	-
Equity in net income of unconsolidated affiliates	(1,050)	-	-	-	(1,050)
(Loss) income before income tax expense	$ (235,677)	$ 223,634	$ 10,208	$ 88,989	$ 87,154
Income tax expense (benefit)	(94,271)	89,454	4,083	35,596	34,862
Income (loss) from continuing operations	$ (141,406)	$ 134,180	$ 6,125	$ 53,393	$ 52,292
Earnings (loss) per share, diluted:	**$ (0.91)**				**$ 0.34**
Weighted-average common shares outstanding, diluted, on a fully exchanged basis	*154,603*				*154,603*
Adjustments to Compute EBITDA/Adjusted EBITDA and EBITDAR / Adjusted EBITDAR					
Depreciation and amortization expense	234,511	(137,324)	(2,675)	-	94,512
Interest expense	507,203	(421,251)	-	-	85,952
Transaction costs	88,989	-	-	(88,989)	-
Income tax expense (benefit)	(94,271)	89,454	4,083	35,596	34,862
EBITDA / Adjusted EBITDA	$ 595,026	$ (334,941)	$ 7,533	$ -	$ 267,618
Lease expense	157,874	334,941	(5,383)	-	487,432
EBITDAR / Adjusted EBITDAR	$ 752,900	$ -	$ 2,150	$ -	$ 755,050

2015 Guidance – High End of Range

Reconciliation of Net (Loss) Income to EBITDA, EBITDAR, Adj. EBITDA & Adj. EBITDAR

2015 GUIDANCE - HIGH END OF RANGE
(IN THOUSANDS, EXCEPT EPS)

		Adjustments			As adjusted
	Twelve months ended December 31, 2015	Conversion to cash basis leases (a)	Newly acquired or constructed businesses with start-up losses (b)	Other adjustments (c)	Twelve months ended December 31, 2015
Net revenues	$ 5,764,197	$ -	$ (25,759)	$ -	$ 5,738,438
Salaries, wages and benefits	3,554,512	-	(16,175)	-	3,538,337
Other operating expenses	1,446,798	-	(11,734)	-	1,435,064
Lease expense	157,874	334,941	(5,383)	-	487,432
Depreciation and amortization expense	235,515	(137,324)	(2,675)	-	95,516
Interest expense	508,003	(421,251)	-	-	86,752
Investment income	(3,000)	-	-	-	(3,000)
Transaction costs	88,989	-	-	(88,989)	-
Equity in net income of unconsolidated affiliates	(2,000)	-	-	-	(2,000)
(Loss) income before income tax expense	$ (222,494)	$ 223,634	$ 10,208	$ 88,989	$ 100,337
Income tax (benefit) expense	(88,998)	89,454	4,083	35,596	40,135
Income (loss) from continuing operations	$ (133,496)	$ 134,180	$ 6,125	$ 53,393	$ 60,202
Earnings (loss) per share, diluted:	**$ (0.86)**				**$ 0.39**
Weighted-average common shares outstanding, diluted, on a fully exchanged basis	*154,603*				*154,603*
Adjustments to Compute EBITDA/Adjusted EBITDA and EBITDAR / Adjusted EBITDAR					
Depreciation and amortization expense	235,515	(137,324)	(2,675)	-	95,516
Interest expense	508,003	(421,251)	-	-	86,752
Transaction costs	88,989	-	-	(88,989)	-
Income tax (benefit) expense	(88,998)	89,454	4,083	35,596	40,135
EBITDA / Adjusted EBITDA	$ 610,013	$ (334,941)	$ 7,533	$ -	$ 282,605
Lease expense	157,874	334,941	(5,383)	-	487,432
EBITDAR / Adjusted EBITDAR	$ 767,887	$ -	$ 2,150	$ -	$ 770,037

Bifurcation Case Study Assumptions: Convert 10 buildings to short-stay model Convert 10 buildings to long-term care model Build 6 new non-Medicaid certified short-stay facilities Assumed Operating Metrics: Conversions Current Portfolio 10 Short-Stay 10 Long-Term Care 6 New Builds Pro Forma Portfolio Number of SNFs 360 - - 6 366 SNF Beds 42,418 - - 720 43,138 Avg Beds / SNF 118 - - 120 118 Occupancy 88.5% 85.0% 97.0% 85.0% 88.6% Skilled Mix 22.0% 100.0% 10.0% 100.0% 24.8%

Genesis BPCI Participation 38 of the available 48 Episode Families selected; 90-day episodes of care Includes 134 DRGs, primarily those with higher post-acute utilization Eligible beneficiaries must have both Medicare A and B; Medicare as primary payer (no Medicare Advantage) Estimate 60+% of total Medicare admissions eligible CMS sets Target Price based upon: Blend of participating centers’ historical (2009-2012) costs and state averages for similar episodes Updated quarterly using national cost trends by DRG Includes 3% CMS discount on total episode cost All billing and payments continue as usual Settlements of gains/losses are based upon quarterly reconciliations of episode costs to target prices

Opportunities of BPCI Participation Challenges Diversion to community-based services Pressure on length of stay New third-party entrants managing post-acute care Imperative of delivering market-leading outcomes consistently and universally Opportunities Diversion from IRF/LTAC Reframing the value proposition Hospitals Payers Creating the data-driven organization to achieve improved quality outcomes and healthcare efficiencies

BPCI Model 3 BPCI Model 3 Episode Cost Composition A majority of costs included in Genesis’ episodes are controllable by the participating center related to SNF days and hospital readmissions Average claims costs for a 90 day episode range from the lower end for single lower joint replacements, with lower readmission rates and SNF days, to strokes and sepsis on the higher end. 64% 18% 6% 6% 1% 3% 2% SNF Readmission HHA Professional DME Other Inpatient Outpatient